INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2024
INCOME TAXES
Schedule for Deferred Tax Assets
	December 31,
	2024	2023

Net operating loss	$(2,995)	$(389)
Valuation allowance	2,995	389
Deferred tax assets, net of allowance	$—	$—

Schedule of reconciliation of federal statutory income tax rate
	December 31,
	2024	2023
Statutory federal income tax rate	21.0%	21.0%
Change in valuation allowance	(21.0)%	(21.0)%
Income tax provision	—%	—%